SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 27, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

                         ------------------------------

Delaware                                                              77-0096608
--------------                                                     -------------
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                        5380 NORTH STERLING CENTER DRIVE
                           WESTLAKE VILLAGE, CA 91361
           (Address of principal executive offices including zip code)

                                 (818) 865-2205
              (Registrant's Telephone number, including area code)

                                 NOT APPLICABLE
             (Former Name, Former Address, and Former Fiscal Year,
                         if changed Since Last Report)


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ITEM 1.  RESIGNATION OF CERTAIN OFFICERS AND DIRECTORS
In the past few months, Environmental Products & Technologies Corporation ("EPTC") has been unable to secure additional funding and is faced with limited prospects upon which to carry on the business of the company. Consequently, the following persons have resigned:

         Patrick Dalton, President

         Joel Wadman, CFO

         Grant Brimhall, Director

         Frank Blaszcak, Director

         Kenneth Hickman, Director

         Greg Jackson, Director

In order to allow EPTC the opportunity to seek new sources of funding, JNC Opportunity Fund has agreed to release the UCC-1 it is holding on the assets of EPTC.

Marvin Mears continues to serve as Chairman and CEO of EPTC, and the company intends to go forward with the demonstration and sale of its bioreactor technology currently targeted at the dairy and hog industries. To accomplish these goals EPTC is seeking new financing. However, the company may not be able to find adequate financing and if it does it may not be on terms favorable to the interest of current shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          Environmental Products and Technologies Corporation (Registrant)

                          Date:    July 27, 2001

                          By: /s/  Marvin Mears
                          -----------------
                                   Marvin Mears
                                   Chairman & CEO


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